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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 10, 2005

                                 SMARTPROS LTD.
             (Exact name of Registrant as specified in its charter)

            Delaware                    001-32300              13-4100476
--------------------------------   --------------------    -------------------
(State or other jurisdiction of     (Commission File         (IRS Employer
         incorporation)                  Number)           Identification No.)


           12 Skyline Drive
          Hawthorne, New York                                  10532
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(Address Of Principal Executive Office)                      (Zip Code)

        Registrant's telephone number, including area code (914) 345-2620


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 11, 2005, we issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference, announcing our financial results for the quarter ended March 31, 2005

ITEM 8.01: OTHER MATTERS.

         On May 10th, 2005, we issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference, announcing that our Annual General Meeting of Stockholders will be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on THURSDAY, June 9, 2005 at 10:00 A.M., Eastern Time. The proxy materials distributed to our shareholders incorrectly identified June 9th as a Tuesday rather than a Thursday.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

    (c) EXHIBITS.

           EXHIBIT
             NO.                           DESCRIPTION
           -------                         -----------

            99.1 Press release, dated May 11, 2005, announcing financial results for the quarter ended March 31, 2005.

            99.2 Press release, dated May 10, 2005, announcing that our Annual General Meeting of Stockholders will be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on THURSDAY, June 9, 2005 at 10:00 A.M., Eastern Time.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          SmartPros Ltd.

Dated:   May 11, 2005                     By:      /s/ Allen S. Greene
                                              ----------------------------------
                                              Allen S. Greene,
                                              Chief Executive Officer